Exhibit 99.1

INDEX TO FINANCIAL STATEMENT

Page
Report of Independent Registered Public Accounting Firm	F-2
Financial Statement:
Balance Sheet as of December 14, 2021	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Trajectory Alpha Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Trajectory Alpha Acquisition Corp. (the “Company”) as of December 14, 2021, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of December 14, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2021.

Los Angeles, CA

December 20, 2021

TRAJECTORY ALPHA ACQUISITION CORP.

BALANCE SHEET

DECEMBER 14, 2021

Assets:
Current assets:
Cash	$2,506,205
Prepaid expenses	337,669

Total current assets	2,843,874
Prepaid expenses, non-current	307,898
Cash held in Trust Account	174,225,000

Total assets	$177,376,772

Liabilities, Shares Subject to Possible Redemption and Stockholders’ Deficit
Current liabilities:
Accrued offering costs and expenses	$1,090,845
Due to related party	15,800
Promissory Note—Related Party	45,250

Total current liabilities	1,151,895
Deferred underwriting commissions	6,262,500

Total liabilities	7,414,395
Commitments and Contingencies (Note 6)
Class A common stock subject to possible redemption, 17,250,000 shares at redemption value of $10.10	174,225,000
Stockholders’ Deficit:
Preferred stock, $0.0001 par value; 500,000,000 shares authorized; none issued and outstanding	—
Class A common stock, $0.0001 par value; 500,000,000 shares authorized; none issued and outstanding (excluding 17,250,000 shares subject to possible redemption)	—
Class B common stock, $0.0001 par value; 100,000,000 shares authorized; 4,312,500 shares issued and outstanding	431
Additional paid-in capital	—
Accumulated deficit	(4,263,054)

Total stockholders’ deficit	(4,262,623)

Total Liabilities and Stockholders’ Deficit	$177,376,772

The accompanying notes are an integral part of the financial statement.

TRAJECTORY ALPHA ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

Note 1 — Organization, Business Operation and Going Concern

Trajectory Alpha Acquisition Corp. (the “Company”) is a blank check company incorporated in the State of Delaware on February 1, 2021. The Company was formed for the purpose of effecting a merger, consolidation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 14, 2021, the Company had not commenced any operations. All activity for the period from February 1, 2021 (inception) through December 14, 2021 was de minimis and relates to the Company’s formation and the IPO (as defined below). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the IPO (as defined below). The Company has selected December 31 as its fiscal year end.

The Company’s sponsor is Trajectory Alpha Sponsor LLC, a Delaware limited liability company (the “Sponsor”).

The registration statement for the Company’s IPO (as defined below) was declared effective on December 9, 2021 (the “Effective Date”). On December 14, 2021, the Company’s completed the initial public offering (the “IPO”) of 17,250,000 units at $10.00 per unit (the “Units”), including the issuance of 2,250,000 Units as a result of the underwriter’s over-allotment option being exercised in full, which is discussed in Note 3. Each Unit consists of one share of Class A common stock (the “Class A Common Stock”) and one-half of one redeemable public warrant (the “Public Warrants”). Each whole public warrant entitles the holder to purchase one share of Class A Common Stock at a price of $11.50 per share.

Simultaneously with the consummation of the IPO and the full exercise of the over-allotment option by the underwriter, the Company consummated the private placement of 5,725,000 private placement warrants (the “Private Placement Warrants”) to the Sponsor, at a price of $1.00 per Private Placement Warrants in a private placement transaction.

Transaction costs amounted to $22,312,407, consisting of $1,500,000 of cash underwriting commissions, $5,366,378 of fair value shares of Class B Common Stock (as defined below) issued to the underwriter, $6,262,500 of deferred underwriting commissions, $8,658,646 of the excess of fair value of the shares of Class B Common Stock (as defined below) acquired by Anchor Investors (as defined below), and $524,883 of other offering costs. In addition, $2,506,205 of cash was held outside of the Trust Account (as defined below) and is available for working capital purposes.

The Trust Account

The funds in the trust account (the “Trust Account”) will be invested only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Company’s first Business Combination and (ii) the distribution of the Trust Account, as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination.

Following the closing of the IPO and full exercise of the over-allotment option by the underwriter on December 14, 2021, $174,225,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants was deposited into the Trust Account.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO, although substantially all of the net proceeds of the IPO are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business (as defined below). As used herein, “Target Business” must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the trust account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

The Company’s amended and restated certificate of incorporation will provide that the Company will have (i) the 18-month period from the closing of the IPO in which the Company must complete a Business Combination, (ii) the 21-month or 24-month, as applicable, period from the closing of the IPO in which the Company must complete a Business Combination if the Sponsor has extended the period of time for the Company to complete a Business Combination by depositing additional funds into the Trust Account, or (iii) such other extended time period in which the Company must complete a Business Combination pursuant to an amendment to its amended and restated certificate of incorporation (the “Combination Period”). If the Company is unable to complete the initial Business Combination within the Combination Period, the Company will (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Class A Common Stock subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the IPO, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the issued and outstanding shares voted are voted in favor of the Business Combination.

If the Company is unable to consummate its initial business combination within the Combination Period, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the law of the state of Delaware to provide for claims of creditors and the requirements of other applicable law.

Liquidity and Capital Resources

As of December 14, 2021, the Company had $2,506,205 in its operating bank account, and working capital of approximately $1,691,979.

The Company’s liquidity needs up to December 14, 2021 had been satisfied through a payment from the Sponsor of $25,000 (see Note 5) for the founder shares to cover certain offering costs, the loan under an unsecured promissory note from the Sponsor of $45,250 (see Note 5) and $15,800 in borrowings from a related party. In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, initial stockholders, officers, directors or their affiliates may, but are not obligated to, provide the Company with Working Capital Loans (as defined below) (see Note 5). As of December 14, 2021, there were no amounts outstanding under any Working Capital Loans.

Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a Business Combination or one year from this filing. Over this time period, the Company will use these funds to pay existing accounts payable, identify and evaluate prospective initial Business Combination candidates, perform due diligence on prospective target businesses, pay for travel expenditures, select the Target Business to merge with or acquire, and structure, negotiate and consummate the Business Combination.

Risks and Uncertainties

Management is continuing to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a Target Business, the specific impact is not readily determinable as of the date of this financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company and has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $2,506,205 in cash as of December 14, 2021. The Company did not have any cash equivalents as of December 14, 2021.

Cash Held in Trust Account

As of December 14, 2021, the assets held in the Trust Account were held in cash. At December 14, 2021, the Company had $174,225,000 in cash held in the Trust Account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to its short-term nature.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its shares of Class A Common Stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Shares of Class A Common Stock subject to mandatory redemption (if any) are classified as a liability instrument and measured at fair value. Conditionally redeemable shares of Class A Common Stock (including share of Class A Common Stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, shares of Class A Common Stock are classified as stockholders’ equity. The Company’s shares of Class A Common Stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, 17,250,000 shares of Class A Common Stock subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of Class A Common Stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid in capital and accumulated deficit.

As of December 14, 2021, the amount of shares of Class A Common Stock reflected on the balance sheet are reconciled in the following table:

December 14, 2021
Gross proceeds	$172,500,000
Less:
Proceeds allocated to Public Warrants	(7,762,500)
Class A Common Stock issuance costs	(21,308,349)
Plus:
Adjust carrying value to initial redemption value	$30,795,849

Class A Common Stock subject to possible redemption	$174,225,000

Offering Costs associated with the Initial Public Offering

The Company complies with the requirements of ASC 340-10-S99-1, SEC Staff Accounting bulletin Topic 5A - “Expenses of Offering”, and SEC Staff Accounting bulletin Topic 5T - “Accounting for Expenses or Liabilities Paid by Principal Stockholder(s)”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the IPO. Offering costs directly attributable to the issuance of an equity contract to be classified in equity are recorded as a reduction of equity. Offering costs for equity contracts that are classified as assets and liabilities are expensed immediately. The Company incurred offering costs amounting to $22,312,407 as a result of the IPO (consisting of $1,500,000 of underwriting fees, $6,262,500 of deferred underwriting fees, $8,664,739 for the excess fair value of shares of Class B Common Stock (as defined below) attributable to the Anchor Investors, $5,366,312 fair value of the shares of Class B Common Stock (as defined below) issued to the underwriters and $524,883 of other offering costs). The Company recorded $21,308,349 of offering costs as a reduction of temporary equity in connection with the shares of Class A Common Stock included in the Units, with the remaining amount being a reduction to additional paid-in-capital.

Income Taxes

The Company accounts for income taxes under FASB ASC 740, “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 14, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company has identified the United States as its only “major” tax jurisdiction.

The Company is subject to income tax examinations by major taxing authorities since inception. These examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The provision for income taxes was deemed to be immaterial for the period from February 1, 2021 (inception) through December 14, 2021.

Stock Compensation Expense

The Company accounts for stock-based compensation expense in accordance with ASC 718, “Compensation - Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date and recognized over the requisite service period. To the extent a stock-based award is subject to a performance condition, the amount of expense recorded in a given period, if any, reflects an assessment of the probability of achieving such performance condition, with compensation recognized once the event is deemed probable to occur. Forfeitures are recognized as incurred. The Company has recognized no stock-based compensation expense during the period from inception to December 14, 2021.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.

Recent Accounting Pronouncements

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is for fiscal years beginning after December 15, 2021 and should be applied on a full or modified retrospective basis. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Company adopted ASU 2020-06 effective January 28, 2021. The adoption of ASU 2020-06 did not have material impact on the Company’s financial statement.

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

Note 3 —Initial Public Offering

On December 14, 2021, the Company consummated its IPO of 17,250,000 Units, including 2,250,000 Units from the full exercise of the over-allotment option, at a purchase price of $10.00 per Unit. Each Unit consists of one share of Class A Common Stock and one-half of one Public Warrant. Each whole Public Warrant will entitle the holder to purchase one share of Class A Common Stock at an exercise price of $11.50 per whole share, subject to adjustment (see Note 7).

Following the closing of the IPO and the full exercise of the over-allotment option by the underwriter on December 14, 2021, $174,225,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants, was placed in a Trust Account and will be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Thirteen institutional accredited investors (“Anchor Investors”) (none of which are affiliated with any member of management, the Sponsor or, to the Company’s knowledge, any other anchor investor) purchased an aggregate of 16,942,500 Units in the IPO. Further, these Anchor Investors purchased 1,069,602 shares of Class B Common Stock (as defined below) at a price of $0.006 per share, or an aggregate of $6,200.

The Company considers the excess fair value of the shares of Class B Common Stock issued to these Anchor Investor above the purchase price as offering costs and reduced the gross proceeds of the IPO by this amount. The Company has valued the excess fair value over consideration of the shares of Class B Common Stock offered to the Anchor Investor at $8,658,646. The excess of the fair value over consideration of the shares of Class B Common Stock was determined to be an offering cost in accordance with Staff Accounting Bulletin Topic 5A and 5T and were allocated to stockholders’ equity and expenses upon the completion of the IPO.

Note 4— Private Placement

Simultaneously with the closing of the IPO and full exercise of the over-allotment option by the underwriter, the Company’s Sponsor purchased an aggregate of 5,725,000 Private Placement Warrants, each Private Placement Warrant is exercisable for one share of Class A common stock at a price of $11.50 per share, at a price of $1.00 per Unit, or $5,725,000 in the aggregate, in a private placement transaction.

The Private Placement Warrants (including the Class A Common Stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination and will not be non-redeemable by the Company.

If holders of the Private Placement Warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering the Private Placement Warrants for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Common Stock underlying the Private Placement Warrants, multiplied by the excess of the “sponsor fair market value” (defined below) over the exercise price of the Private Placement Warrants by (y) the “sponsor fair market value.” The “sponsor fair market value” shall mean the volume-weighted last reported sale price of the Class A Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of exercise is sent to the warrant agent.

The Sponsor, officers and directors and Guggenheim Securities, LLC have entered into a letter agreement with the Company, pursuant to which they have agreed to waive (a) their redemption rights with respect to any Founder Shares (as defined and described in Note 5) and any public shares held by them in connection with the initial Business Combination, (b) their redemption rights with respect to any Founder Shares (as defined and described in Note 5) and public shares held by them in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with the initial Business Combination or to redeem 100% of the public shares if the Company has not consummated the initial Business Combination within the Combination Period or (B) with respect to any other material provision relating to stockholders’ rights or pre-initial business combination activity; and (c) their rights to liquidating distributions from the Trust Account with respect to any Founder Shares (as defined and described in Note 5) held by them if the Company fails to complete the initial Business Combination within the Combination Period (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete the initial Business Combination within the Combination Period).

Note 5 — Related Party Transactions

Founder Shares

In February 2021, the Sponsor paid $25,000 of formation and offering costs on behalf of the Company. In exchange, the Company issued 4,312,500 Class B Common Stock (as defined below) (the “Founder Shares”). The number of Founder Shares outstanding was determined based on the expectation that the total size of the IPO would be a maximum of 17,250,000 units if the underwriter’s over-allotment option was exercised in full, and therefore that such Founder Shares would represent 20% of the outstanding shares after the IPO. On March 22, 2021, the Sponsor transferred 25,000 Founder Shares to each of the Company’s director nominees and 10,000 to each member of the Company’s advisory board. The Company determined that the value of the shares transferred was de minimus.

The Company’ initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares.

until the earlier to occur of: (1) one year after the completion of the initial Business Combination; and (2) subsequent to the initial Business Combination, (x) the date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the public stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property or (y) if the last reported sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination. Any permitted transferees will be subject to the same restrictions and other agreements of the Company’s initial stockholders with respect to any Founder Shares. The Company refers to such transfer restrictions throughout this prospectus as (the “lock-up”).

Due to Related Party

In order to facilitate payment of certain offering costs, an affiliate of the Sponsor or certain of the Company’s officers and directors may pay for costs on behalf of the Company. The borrowings are non-interest bearing and due on demand by the lender. At December 14, 2021, there was $15,800 outstanding. On December 15, 2021, the Company repaid $15,800 in borrowings from a related party (see Note 8).

Promissory Note — Related Party

On February 11, 2021, the Company issued the promissory note to the Sponsor (the “Promissory Note”), pursuant to which the Company was able to borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2021 and (ii) the completion of the IPO. As of December 14, 2021, the Company had borrowed $45,250 under the Promissory Note. On December 15, 2021, the Company repaid the Promissory Note in full (see Note 8).

Working Capital Loans

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes an initial Business Combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account released to the Company. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $2,000,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants, including as to exercise price, exercisability and exercise period. As of December 14, 2021, the Company had no borrowings under any Working Capital Loans.

Administrative Services Agreement

Subsequent to the closing of the IPO, the Company will pay the Sponsor $10,000 per month for office space and secretarial and administrative services provided to members of the Company’s management team. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. As of December 14, 2021, the Company recognized $2,000 for the administrative support services expense.

Note 6 — Commitments & Contingencies

Registration and Stockholder Rights

The holders of the Founder Shares, Private Placement Warrants and Private Placement Warrants that may be issued upon conversion of Working Capital Loans (and any shares of Class A Common Stock issuable upon the exercise of the Private Placement Warrants, including those issued upon conversion of the working capital loans and upon conversion of the Founder Shares) will be entitled to registration rights pursuant to a registration rights agreement signed prior on the effective date of the IPO requiring the Company to register such securities for resale (in the case of the founder shares, only after conversion to shares of Class A common stock). The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s completion of the initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that no sales of these securities will be effected until after the expiration of the applicable lock-up period, as described herein. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriter had a 45-day option from the date of the IPO to purchase up to an additional 2,250,000 Units to cover over-allotments, if any. On December 14, 2021, the underwriter fully exercised its over-allotment option.

The underwriter was paid an underwriting commission of $0.10 per unit, or $1,500,000 in the aggregate, upon the closing of the IPO. The underwriter was also issued 662,434 shares of Class B Common Stock (as defined below) with a fair value of $5,366,378, or $8.10 per share. The Company valued those shares using a Monte Carlo Model. In addition, $6,262,500 is payable to the underwriter for deferred underwriting commissions. The deferred underwriting commission will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

The underwriters have agreed (i) to waive their conversion rights (or right to participate in any tender offer) with respect to such shares in connection with the initial business combination and (ii) to waive their rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete the initial business combination within the completion window.

The Founder Shares received by the underwriter have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to FINRA Rule 5110(e)(1). Additionally, these Founder Shares may not be sold, transferred, assigned, pledged or hypothecated or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a 180-day period following the effective date of this prospectus except to any selected dealer participating in the offering and the bona fide officers or partners of the underwriter and any such participating selected dealer. The underwriter has agreed that the Founder Shares they receive will not be sold or transferred by them (except to certain permitted transferees) until after the Company has completed an initial Business Combination. The Company has granted the holders of Founder Shares the registration rights. In compliance with FINRA Rule 5110, the underwriter’s registration rights are limited to demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of this prospectus with respect to the registration under the Securities Act of the Founder Shares.

Note 7 — Stockholders’ Equity

Preferred stock —The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share. As of December 14, 2021, there were no shares of preferred stock issued or outstanding.

Class A Common Stock  — The Company is authorized to issue 500,000,000 shares of Class A Common Stock with a par value of $0.0001 per share. Holders of shares of Class A Common Stock are entitled to one vote for each share of Class A Common Stock. At December 14, 2021, there were no shares of Class A Common Stock issued or outstanding, excluding 17,250,000 shares of Class A Common Stock subject to possible redemption.

Class B common stock  —The Company is authorized to issue 100,000,000 shares of Class B common stock (the “Class B Common Stock”) with a par value of $0.0001 per share. Holders of the shares of Class B Common Stock are entitled to one vote for each share of Class B Common Stock. At December 14, 2021, there were 4,312,500 shares of Class B Common Stock issued and outstanding.

The Company’s initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (1) one year after the completion of the initial Business Combination; and (2) subsequent to the initial Business Combination, (x) the date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the public stockholders having the right to exchange their shares of common stock for cash, securities or other property or (y) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination. Any permitted transferees will be subject to the same restrictions and other agreements of the Company’s initial stockholders with respect to any founder shares. The Company refers to such transfer restrictions throughout this prospectus as the “lock-up.”

The shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of the initial Business Combination on a one-for-one basis, subject to adjustment as provided herein. In the case that additional shares of Class A Common Stock, or equity-linked securities, are issued or deemed issued in excess of the amounts issued in the IPO and related to the closing of the initial Business Combination, the ratio at which shares of Class B Common Stock shall convert into shares of Class A Common Stock will be adjusted (unless the holders of a majority of the outstanding shares of the Class B Common Stock agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A Common Stock issuable upon conversion of all shares of Class B Common Stock will equal, in the aggregate, on an as-converted basis, 20% of the total number of all shares of common stock outstanding upon completion of the IPO plus all shares of Class A Common Stock and equity-linked securities issued or deemed issued in connection with the initial Business Combination (net of the number of shares of Class A Common Stock redeemed in connection with the initial Business Combination), excluding any shares or equity-linked securities issued, or to be issued, to any seller of an interest in the Target Business to the Company in the initial Business Combination.

Warrants—Each whole warrant entitles the holder to purchase one share of the Company’s Class A common stock at a price of $11.50 per share, subject to adjustment, at any time commencing on the later of 12 months from the closing of the IPO and 30 days after the completion of the initial Business Combination. The warrants will expire five years after the completion of the initial Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

The Company is not registering the shares of Class A Common Stock issuable upon exercise of the Public Warrants at this time. However, the Company has agreed that as soon as practicable, but in no event later than twenty business days after the closing of the initial Business Combination, the Company will use the commercially reasonable efforts to file with the SEC, and within 60 business days following the initial Business Combination to have declared effective, a post-effective amendment or registration statement covering the issuance of the shares of Class A Common Stock issuable upon exercise of the Public Warrants and to maintain a current prospectus relating to those shares of Class A Common Stock until the Public Warrants expire or are redeemed; provided that, if the shares of Class A Common Stock is at the time of any exercise of a Public Warrants not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at the its option, require holders of Public Warrants who exercise their Public Warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elect, the Company will not be required to file or maintain in effect such post-effective amendment or registration statement. If a registration statement covering the shares of Class A Common Stock issuable upon exercise of the Public Warrants is not effective by the 60th day after the closing of the initial Business Combination, Public Warrants holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise Public Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, and, in the event the Company so elects, the Company will (x) not be required to file or maintain in effect a registration statement for the registration, under the Securities Act, of the shares of Class A Common Stock issuable upon exercise of the Public Warrants and (y) use its commercially reasonable efforts to register or qualify for sale the shares of Class A Common Stock issuable upon exercise of the Public Warrants under the blue sky laws to the extent an exemption is not available.

Redemption of Public Warrants

Once the Public Warrants become exercisable, the Company may redeem the outstanding Public Warrants:

•	in whole and not in part;

•	at a price of $0.01 per Public Warrant;

•	upon a minimum of 30 days’ prior written notice of redemption to each Public Warrant holder, which the Company refers to as the 30-day redemption period; and

•

if, and only if, the last reported sale price of the Class A Common Stock for any 10 trading days within a 20-trading-day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the holders of the Public Warrants.

The Company will not redeem the Public Warrants as described above unless a registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the Public Warrants is then effective and a current prospectus relating to those shares of Class A Common Stock is available throughout the 30-day redemption period or the Company elected to require the exercise of the Public Warrants on a “cashless basis” as described below. If and when the Public Warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

If the Company calls the Public Warrants for redemption, as described above, the Company will have the option to require any holder that wishes to exercise the Public Warrants to do so on a “cashless basis,” as described in the public warrant agreement. In such event, each holder would pay the exercise price by surrendering the Public Warrants for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Common Stock underlying the Public Warrants, multiplied by the excess of the “fair market value” (as defined below) of the shares of Class A Common Stock over the exercise price of the Public Warrants by (y) the “fair market value.” Solely for purposes of this paragraph, the “fair market value” means the volume-weighted average last reported sale price of the shares of Class A Common Stock for the ten trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of the Public Warrants. However, except as described below, the Public Warrants will not be adjusted for issuances of shares of Class A Common Stock at a price below their exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.

Note 8 — Subsequent Events

On December 15, 2021, the Company repaid the Promissory Note in full. On December 15, 2021, the Company repaid $15,800 in borrowings from a related party. The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date that the financial statement was issued. Based on this, and other than as described above, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.